EXHIBIT 99.1 - Derivative Securities - James Ellis 06/30/03 FORM 4 (continued)
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Table II -- Derivative Securities Acquired, Disposed of, or Beneficially   Owned
               (e.g.,   puts,  calls, warrants, options, convertible securities)
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



                                                                                                    9.
                                                                                                    10.
                                                                                                    Number
                                                                                                    Owner-
                                                                                                    of
                                                                                                    ship
             2.                                                                                     Deriv-   of
             Conver-                    5.                              7.                          ative    Deriv-   11.
             sion                       Number of                       Title and Amount            Secur-   ative    Nature
             or                         Derivative    6.                of Underlying       8.      ities    Secur-   of
             Exer-                      Securities    Date              Securities          Price   Bene-    ity:     In-
             cise     3.                Acquired (A)  Exercisable and   (Instr. 3 and 4)    of      ficially Direct   direct
             Price    Trans-   4.       or Disposed   Expiration Date                       Deriv-  Owned    (D) or   Bene-
1.           of       action   Trans-   of (D)        (Month/Day/Year)            Amount    ative   at End   In-      ficial
Title of     Deriv-   Date     action   (Instr. 3,                                or        Secur-  of       direct   Owner
Derivative   ative    (Month  /Code     4 and 5)      Date     Expira-            Number    ity     Year     (I)      -ship
Security     Secur-   Day/     (Instr  .              Exer-    tion               of        (Instr.(Instr.   (Instr.  (Instr.
(Instr. 3)   ity      Year)    8)       (A)   (D)     cisable  Date     Title     Shares    5)      4)       4)       4)
=============================================================================================================================
Non-qual    $3.76    06/27/03  M            10,156    05/26/99 05/26/04 Common    10,156             0       D
stock                                                                   Stock
options
Right to Buy
-----------------------------------------------------------------------------------------------------------------------------
Non-qual    $2.88    06/30/03  M            11,719    05/24/00 05/24/05 Common    11,719             0       D
stock                                                                   Stock
options
Right to Buy
-----------------------------------------------------------------------------------------------------------------------------
Non-qual    $5.0624  N/A                              05/23/01 05/23/11 Common                     15,625    D
stock                                                                   Stock
options
Right to Buy
-----------------------------------------------------------------------------------------------------------------------------
Non-qual    $16.99   N/A                              05/23/02 05/23/12 Common                     10,000    D
stock                                                                   Stock
options
Right to Buy
-----------------------------------------------------------------------------------------------------------------------------
Non-qual    $18.62   05/22/03  A            15,000    05/22/03 05/22/13 Common    15,000           15,000    D
stock                                                                   Stock
options
Right to Buy
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

Explanation of Responses:


/s/ JAMES J. ELLIS                               07/01/03
-----------------------------------              -----------
      **Signature of Reporting Person            Date

** Intentional misstatements or omissions of facts constitute Federal Criminal Violations.

     See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note:File three copies of this form, one of which must be manually signed. If space provided is insufficient, see Instruction 6 for procedure.